American Century Investments®
Quarterly Portfolio Holdings
NT Focused Large Cap Value Fund
December 31, 2021

NT Focused Large Cap Value - Schedule of Investments
DECEMBER 31, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 100.1%
Aerospace and Defense — 2.2%
Raytheon Technologies Corp.	753,444	64,841,391
Airlines — 1.2%
Southwest Airlines Co.(1)	831,459	35,619,704
Banks — 5.8%
JPMorgan Chase & Co.	709,748	112,388,596
Truist Financial Corp.	1,008,207	59,030,520
		171,419,116
Beverages — 1.3%
PepsiCo, Inc.	218,476	37,951,466
Capital Markets — 2.9%
Bank of New York Mellon Corp. (The)	1,494,781	86,816,881
Communications Equipment — 5.2%
Cisco Systems, Inc.	1,886,382	119,540,027
F5, Inc.(1)	137,555	33,661,084
		153,201,111
Containers and Packaging — 1.6%
Sonoco Products Co.	791,413	45,814,899
Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc., Class B(1)	386,447	115,547,653
Diversified Telecommunication Services — 4.0%
Verizon Communications, Inc.	2,286,653	118,814,490
Electric Utilities — 3.6%
Duke Energy Corp.	502,840	52,747,916
Pinnacle West Capital Corp.	766,178	54,084,505
		106,832,421
Electrical Equipment — 2.5%
Emerson Electric Co.	650,358	60,463,783
Hubbell, Inc.	70,488	14,680,536
		75,144,319
Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	160,470	46,937,475
Food and Staples Retailing — 1.8%
Walmart, Inc.	371,934	53,815,130
Food Products — 4.4%
Conagra Brands, Inc.	1,941,514	66,302,703
Mondelez International, Inc., Class A	985,218	65,329,806
		131,632,509
Gas Utilities — 3.2%
Atmos Energy Corp.	914,788	95,842,339
Health Care Equipment and Supplies — 10.0%
Becton Dickinson and Co.	276,689	69,581,750
Medtronic plc	1,275,439	131,944,164
Zimmer Biomet Holdings, Inc.	743,466	94,449,921
		295,975,835
Health Care Providers and Services — 1.8%
UnitedHealth Group, Inc.	105,653	53,052,597
Health Care Technology — 3.5%
Cerner Corp.	1,110,983	103,176,991

Hotels, Restaurants and Leisure — 1.5%
Sodexo SA	509,054	44,627,718
Household Products — 3.2%
Colgate-Palmolive Co.	518,877	44,280,963
Kimberly-Clark Corp.	347,459	49,658,840
		93,939,803
Industrial Conglomerates — 2.3%
Siemens AG	391,467	67,803,173
Insurance — 10.0%
Aflac, Inc.	908,772	53,063,197
Allstate Corp. (The)	593,852	69,866,688
Chubb Ltd.	262,717	50,785,823
Marsh & McLennan Cos., Inc.	257,907	44,829,395
Reinsurance Group of America, Inc.	711,213	77,870,711
		296,415,814
Oil, Gas and Consumable Fuels — 5.3%
Chevron Corp.	595,734	69,909,385
TotalEnergies SE, ADR	1,745,498	86,332,331
		156,241,716
Personal Products — 4.3%
Unilever plc, ADR	2,371,656	127,571,376
Pharmaceuticals — 10.4%
Johnson & Johnson	993,597	169,974,639
Merck & Co., Inc.	923,341	70,764,854
Roche Holding AG	163,614	67,877,089
		308,616,582
Semiconductors and Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	158,177	29,811,619
Software — 1.6%
Open Text Corp.	976,778	46,377,419
TOTAL COMMON STOCKS (Cost $2,467,903,006)		2,963,841,547
TEMPORARY CASH INVESTMENTS — 1.9%
Federal Home Loan Bank Discount Notes, 0.00%, 1/3/22	6,000,000	6,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.00% - 2.375%, 4/30/24 - 5/15/51, valued at $10,052,203), in a joint trading account at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $9,852,918)		9,852,910
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 5/15/41, valued at $33,514,210), at 0.01%, dated 12/31/21, due 1/3/22 (Delivery value $32,857,027)		32,857,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,526,681	8,526,681
TOTAL TEMPORARY CASH INVESTMENTS (Cost $57,236,591)		57,236,591
TOTAL INVESTMENT SECURITIES — 102.0% (Cost $2,525,139,597)		3,021,078,138
OTHER ASSETS AND LIABILITIES — (2.0)%		(58,539,558)
TOTAL NET ASSETS — 100.0%		$2,962,538,580

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	57,199,049	CHF	52,583,085	Morgan Stanley	3/31/22	$(641,041)
USD	170,153,213	EUR	150,265,565	Credit Suisse AG	3/31/22	(1,236,540)
GBP	2,472,899	USD	3,275,575	JPMorgan Chase Bank N.A.	3/31/22	70,336
USD	109,286,389	GBP	82,654,335	JPMorgan Chase Bank N.A.	3/31/22	(2,547,542)
						$(4,354,787)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Hotels, Restaurants and Leisure	—	44,627,718	—
Industrial Conglomerates	—	67,803,173	—
Pharmaceuticals	240,739,493	67,877,089	—
Other Industries	2,542,794,074	—	—
Temporary Cash Investments	8,526,681	48,709,910	—
	2,792,060,248	229,017,890	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	70,336	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	4,425,123	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.